SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2001

BIOPURE CORPORATION
 (Exact Name of Registrant as Specified in Charter)

Delaware	011-15167	04-2836871

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Hurley Street, Cambridge, Massachusetts	02141

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-234-6500

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
EX-10.1 EQUITY LINE FINANCING AGREEMENT
EX-10.2 REGISTRANT RIGHTS AGREEMENT
EX-99.1 PRESS RELEASE DATED JUNE 22, 2001

ITEM 5. OTHER EVENTS

      On June 22, 2001, the Registrant publicly disseminated a press release announcing that the Registrant had entered into an equity line stock purchase agreement for the sale of up to an aggregate of $75,000,000 of the Registrant’s Common Stock. Pursuant to the agreement, the Registrant may sell its Common Stock, at a discount to the market price, to Societe Generale.

      The foregoing description is qualified in its entirety by reference to the following documents, each of which is incorporated herein by the reference: (i) the Equity Line Financing Agreement, dated as of June 21, 2001, by and between the Registrant and Societe Generale, a copy of which is attached hereto as Exhibit 10.1, (ii) the Registration Rights Agreement, dated as of June 21, 2001, by and between the Registrant and Societe Generale, a copy of which is attached hereto as Exhibit 10.2 and (iii) the Registrant’s Press Release dated June 22, 2001, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits.

10.1	Equity Line Financing Agreement, dated as of June 21, 2001, by and between the Registrant and Societe Generale.

10.2	Registrant Rights Agreement, dated as of June 21, 2001, by and between the Registrant and Societe Generale.

99.1	Registrant’s Press Release dated June 22, 2001.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIOPURE CORPORATION

By: /s/ Francis H. Murphy Francis H. Murphy CHIEF FINANCIAL OFFICER (Principal financial and accounting officer)

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